                                                             EXHIBIT 16(a)(i)

                         INSURED TAX FREE INCOME FUND

                              CALCULATION OF YIELD

  The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                       a - b    6
                      YIELD (y) = 2 [( ----- +1) -1]
                                        cd

Where:  a  = dividends and interest earned during the period

        b  = expenses accrued for the period (net of reimbursements)

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends

        d  = the maximum offering price per share on the last day of the period

        CLASS A

        a  = 5,636,088.94

        b  = 983,881.78

        c  = 66,828,506.298

        d  = 20.20

        y  = 4.16

CLASS B SHARES

  Formula

     Class A Share Yield + Sales Charge Effect - Expense
      Differential

     Class A Share Yield....................................    4.16%
     + Sales Charge Effect (Maximum Sales Charge X Class A
       Share SEC Yield)
       4.75% X 4.16%........................................     .20%
     - Expense Differential between Class A Shares and Class
       B Shares.............................................     .79%
                                                                -----
     Class B Share SEC Yield................................    3.57%
                                                                -----
     - Waived Expense Adjustment............................     .00%
                                                                -----
     Class B Share SEC Yield (Without Expense Waiver).......    3.57%
                                                                -----

CLASS C SHARES

  Formula

     Class A Share Yield + Sales Charge Effect - Expense
      Differential

     Class A Share Yield....................................    4.16%
     + Sales Charge Effect (Maximum Sales Charge X Class A
       Share SEC Yield)
       4.75% X 4.16%........................................     .20%
     - Expense Differential between Class A Shares and Class
       C Shares.............................................     .79%
                                                                -----
     Class C Share SEC Yield................................    3.57%
                                                                -----
     - Waived Expense Adjustment............................     .00%
                                                                -----
     Class C Share SEC Yield (Without Expense Waiver).......    3.57%
                                                                -----

                         INSURED TAX FREE INCOME FUND
                       CALCULATION OF DISTRIBUTION RATE
                        PERIOD ENDED DECEMBER 31, 1996



                       Current Annual Income Per Share
                       -------------------------------
                            Current Offering Price



Class A Shares


                                   $0.978
                                   ------
                                   $20.20               = 4.84%



Class B Shares


                                   $0.828
                                   ------
                                   $19.24               = 4.30%



Class C Shares


                                   $0.828
                                   ------
                                   $19.24               = 4.30%

                         INSURED TAX FREE INCOME FUND
                 CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula

                                  SEC Yield
                                --------------
                                 1 - Tax Rate



Class A Shares

                                    4.16%
                                    -----
                                    1-36%                       =       6.50%

Class B Shares

                                    3.57%
                                    -----
                                    1-36%                       =       5.58%

Class C Shares

                                    3.57%
                                    -----
                                    1-36%                       =       5.58%


             CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE



Formula

                              Distribution Rate
                           -----------------------
                                 1 - Tax Rate


Class A Shares

                                    4.84%
                                    -----
                                    1-36%                       =       7.56%

Class B Shares

                                    4.30%
                                    -----
                                    1-36%                       =       6.72%

Class C Shares

                                    4.30%
                                    -----
                                    1-36%                       =       6.72%

                INSURED TAX FREE INCOME FUND - CLASS A SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



Formula                                    P(1+T)n      =         ERV

Including Payment of the Sales Charge
Net Asset Value                        $   19.24
Initial Investment                     $1,000.00        =         P
Ending Redeemable Value                $  987.47        =         ERV
One year period ended 12/31/96                 1        =         n

TOTAL RETURN FOR THE PERIOD                (1.25%)      =         T


Excluding Payment of the Sales Charge
Net Asset Value                        $   19.24
Initial Investment                     $1,000.00        =         P
Ending Redeemable Value                $1,036.46        =         ERV
One year period ended 12/31/96                 1        =         n

TOTAL RETURN FOR THE PERIOD                 3.65%       =         T



          TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996




Formula                                   P(1+T)n       =         ERV

Including Payment of the Sales Charge
Net Asset Value                        $   19.24
Initial Investment                     $1,000.00        =         P
Ending Redeemable Value                $ 1336.91        =         ERV
Five years ended 12/31/96                      5        =         n

TOTAL RETURN FOR THE PERIOD                 5.98%       =         T


Excluding Payment of the Sales Charge
Net Asset Value                        $   19.24
Initial Investment                     $1,000.00        =         P
Ending Redeemable Value                $1,403.46        =         ERV
Five years ended 12/31/96                      5        =         n

TOTAL RETURN FOR THE PERIOD                 7.01%       =         T

                INSURED TAX FREE INCOME FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1996



Formula                                   P(1+T)n       =         ERV

Including Payment of the Sales Charge
Net Asset Value                        $   19.24
Initial Investment                     $1,000.00        =         P
Ending Redeemable Value                $1,935.20        =         ERV
Ten years ended 12/31/96                      10        =         n

TOTAL RETURN FOR THE PERIOD                 6.82%       =         T


Excluding Payment of the Sales Charge
Net Asset Value                        $   19.24
Initial Investment                     $1,000.00        =         P
Ending Redeemable Value                $2,032.24        =         ERV
Ten years ended 12/31/96                      10        =         n

TOTAL RETURN FOR THE PERIOD                 7.35%       =         T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996



Formula                                   P(1+T)n       =         ERV

Including Payment of the Sales Charge
Net Asset Value                        $   19.24
Initial Investment                     $1,000.00        =         P
Ending Redeemable Value                $2,841.86        =         ERV
Inception through 12/31/96                 12.05        =         n

TOTAL RETURN FOR THE PERIOD                 9.05%       =         T

Excluding Payment of the Sales Charge
Net Asset Value                        $   19.24
Initial Investment                     $1,000.00        =         P
Ending Redeemable Value                $2,983.07        =         ERV
Inception through 12/31/96                 12.05        =         n

TOTAL RETURN FOR THE PERIOD                 9.49%       =         T

                INSURED TAX FREE INCOME FUND - CLASS A SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996




Formula                      ERV - P
                           -----------
                                P               =     T

Including Payment of the Sales Charge
Net Asset Value                                $   19.24
Initial Investment                             $1,000.00   =    P
Ending Redeemable Value                        $2,841.86   =    ERV

TOTAL RETURN FOR THE PERIOD                      184.19%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                $   19.24
Initial Investment                             $1,000.00   =    P
Ending Redeemable Value                        $2,983.07   =    ERV

TOTAL RETURN FOR THE PERIOD                       198.31%  =    T

                INSURED TAX FREE INCOME FUND - CLASS B SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                             P(1+T)n     =       ERV

Including Payment of the CDSC
Net Asset Value                 $   19.24
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $  988.97       =       ERV
One year period ended 12/31/96          1       =       n

TOTAL RETURN FOR THE PERIOD         (1.10%)     =       T


Excluding Payment of the CDSC
Net Asset Value                 $   19.24
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,028.34       =       ERV
One year period ended 12/31/96          1       =       n

TOTAL RETURN FOR THE PERIOD          2.83%      =       T



       TOTAL RETURN CALCULATION THREE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                            P(1+T)n      =       ERV

Including Payment of the CDSC
Net Asset Value                 $   19.24
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,081.42       =       ERV
One year period ended 12/31/96          3       =       n

TOTAL RETURN FOR THE PERIOD          2.64%      =       T


Excluding Payment of the CDSC
Net Asset Value                 $   19.24
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,115.40       =       ERV
One year period ended 12/31/96          3       =       n

TOTAL RETURN FOR THE PERIOD          3.71%      =       T

                INSURED TAX FREE INCOME FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula                           P(1+T)n  =    ERV

Including Payment of the CDSC
Net Asset Value                $   19.24
Initial Investment             $1,000.00   =    P
Ending Redeemable Value        $1,156.49   =    ERV
Inception through 12/31/96          3.67   =    n

TOTAL RETURN FOR THE PERIOD         4.04%  =    T


Excluding Payment of the CDSC
Net Asset Value                $   19.24
Initial Investment             $1,000.00   =    P
Ending Redeemable Value        $1,181.39   =    ERV
Inception through 12/31/96          3.67   =    n

TOTAL RETURN FOR THE PERIOD         4.65%  =    T



             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996


Formula                 ERV - P
                        -------
                          P               =     T

Including Payment of the CDSC
Net Asset Value                          $   19.24
Initial Investment                       $1,000.00   =  P
Ending Redeemable Value                  $1,156.49   =  ERV

TOTAL RETURN FOR THE PERIOD                  15.65%  =  T


Excluding Payment of the CDSC
Net Asset Value                          $   19.24
Initial Investment                       $1,000.00   =  P
Ending Redeemable Value                  $1,181.39   =  ERV

TOTAL RETURN FOR THE PERIOD                  18.14%  =  T

                INSURED TAX FREE INCOME FUND - CLASS C SHARES


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                            P(1+T)n      =       ERV

Including Payment of the CDSC
Net Asset Value                 $   19.24
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,018.50       =       ERV
One year period ended 12/31/96          1       =       n

TOTAL RETURN FOR THE PERIOD          1.85%      =       T


Excluding Payment of the CDSC
Net Asset Value                 $   19.24
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,028.34       =       ERV
One year period ended 12/31/96          1       =       n

TOTAL RETURN FOR THE PERIOD          2.83%      =       T


                INSURED TAX FREE INCOME FUND - CLASS C SHARES

     TOTAL RETURN CALCULATION THREE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                            P(1+T)n      =       ERV

Including Payment of the CDSC
Net Asset Value                 $   19.24
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,115.34       =       ERV
One year period ended 12/31/96          3       =       n

TOTAL RETURN FOR THE PERIOD          3.71%      =       T


Excluding Payment of the CDSC
Net Asset Value                 $   19.24
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,115.34       =       ERV
One year period ended 12/31/96          3       =       n

TOTAL RETURN FOR THE PERIOD          3.71%      =       T

                INSURED TAX FREE INCOME FUND - CLASS C SHARES


         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula                                    P(1+T)n  =   ERV

Including Payment of the CDSC
Net Asset Value                         $   19.24
Initial Investment                      $1,000.00   =   P
Ending Redeemable Value                 $1,145.43   =   ERV
Inception through 12/31/96                   3.39   =   n

TOTAL RETURN FOR THE PERIOD                  4.09%  =   T

Excluding Payment of the CDSC
Net Asset Value                         $   19.24
Initial Investment                      $1,000.00   =   P
Ending Redeemable Value                 $1,145.43   =   ERV
Inception through 12/31/96                   3.39   =   n

TOTAL RETURN FOR THE PERIOD                  4.09%  =   T


                INSURED TAX FREE INCOME FUND - CLASS C SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996


Formula                 ERV - P
                        -------
                           P               =     T

Including Payment of the CDSC
Net Asset Value                         $   19.24
Initial Investment                      $1,000.00   =   P
Ending Redeemable Value                 $1,145.43   =   ERV

TOTAL RETURN FOR THE PERIOD                 14.54%  =   T

Excluding Payment of the CDSC
Net Asset Value                         $   19.24
Initial Investment                      $1,000.00   =   P
Ending Redeemable Value                 $1,145.43   =   ERV

TOTAL RETURN FOR THE PERIOD                 14.54%  =   T

                                                             EXHIBIT 16(a)(ii)

                          TAX FREE HIGH INCOME FUND

                              CALCULATION OF YIELD

  The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b      6
                      YIELD (y) = 2[(----- + 1) -1]
                                       cd

Where: a = dividends and interest earned during the period

       b = expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period

    CLASS A
    -------

a = $ 3,709,595.51
b =     552,546.97
c =  46,356,686.518
d =          15.19
y =           5.44

Class B Shares

Formula
  Class A Share Yield + Sales Charge Effect - Expense
     Differential
  Class A Share Yield.......................................  5.44%
  + Sales Charge Effect (Maximum Sales Charge X Class A
    Share SEC Yield) 4.75% X 5.44%.........................    .26%
  - Expense Differential between Class A Shares and Class B
    Shares.................................................    .78%
                                                              ----
  Class B Share SEC Yield...................................  4.92%
                                                              ====

Class C Shares

Formula
  Class A Share Yield + Sales Charge Effect - Expense
     Differential
  Class A Share Yield.......................................  5.44%
  + Sales Charge Effect (Maximum Sales Charge X Class A
    Share SEC Yield) 4.75% X 5.44%..........................   .26%
  - Expense Differential between Class A Shares and Class C
    Shares..................................................   .78%
                                                              ----
  Class C Share SEC Yield...................................  4.92%
                                                              ====

                          TAX FREE HIGH INCOME FUND
                       CALCULATION OF DISTRIBUTION RATE
                        PERIOD ENDED DECEMBER 31, 1996



                       Current Annual Income Per Share
                       -------------------------------
                            Current Offering Price



Class A Shares


                                    $ .960
                                    ------
                                    $15.19              = 6.32%



Class B Shares


                                    $ .846
                                    ------
                                    $14.47              = 5.85%



Class C Shares


                                    $ .846
                                    ------
                                    $14.47              = 5.85%

                          TAX FREE HIGH INCOME FUND
                 CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                   SEC Yield
                                  ------------
                                  1 - Tax Rate

Class A Shares


                                        5.44%
                                        -----
                                        1-36%                  = 8.50%


Class B Shares

                                        4.92%
                                        -----
                                        1-36%                  = 7.69%

Class C Shares

                                        4.92%
                                        -----
                                        1-36%                  = 7.69%



             CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                               Distribution Rate
                               -----------------
                                  1 - Tax Rate

Class A Shares


                                        6.32%
                                        -----
                                        1-36%                  = 9.88%


Class B Shares

                                        5.85%
                                        -----
                                        1-36%                  = 9.14%

Class C Shares

                                        5.85%
                                        -----
                                        1-36%                  = 9.14%

                  TAX FREE HIGH INCOME FUND - CLASS A SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



Formula                                    P(1+T)n      =    ERV

Including Payment of the Sales Charge
Net Asset Value                        $   14.47
Initial Investment                     $1,000.00        =    P
Ending Redeemable Value                $  982.85        =    ERV
One year period ended 12/31/96                 1        =    n

TOTAL RETURN FOR THE PERIOD                (1.72%)      =    T


Excluding Payment of the Sales Charge
Net Asset Value                        $   14.47
Initial Investment                     $1,000.00        =    P
Ending Redeemable Value                $1,032.07        =    ERV
One year period ended 12/31/96                 1        =    n

TOTAL RETURN FOR THE PERIOD                 3.21%       =    T



          TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996



Formula                                   P(1+T)n       =    ERV
Including Payment of the Sales Charge
Net Asset Value                        $   14.47
Initial Investment                     $1,000.00        =    P
Ending Redeemable Value                $1,251.63        =    ERV
Five years ended 12/31/96                      5        =    n

TOTAL RETURN FOR THE PERIOD                 4.59%       =    T


Excluding Payment of the Sales Charge
Net Asset Value                        $   14.47
Initial Investment                     $1,000.00        =    P
Ending Redeemable Value                $1,313.90        =    ERV
Five years ended 12/31/96                      5        =    n

TOTAL RETURN FOR THE PERIOD                 5.61%       =    T

                   TAX FREE HIGH INCOME FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1996




Formula                                   P(1+T)n       =      ERV
Including Payment of the Sales Charge
Net Asset Value                        $   14.47
Initial Investment                     $1,000.00        =      P
Ending Redeemable Value                $1,750.32        =      ERV
Ten years ended 12/31/96                      10        =      n

TOTAL RETURN FOR THE PERIOD                 5.76%       =      T

Excluding Payment of the Sales Charge
Net Asset Value                        $   14.47
Initial Investment                     $1,000.00        =      P
Ending Redeemable Value                $1,838.18        =      ERV
Ten years ended 12/31/96                      10        =      n

TOTAL RETURN FOR THE PERIOD                 6.28%       =      T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula                                   P(1+T)n       =      ERV

Including Payment of the Sales Charge
Net Asset Value                        $   14.47
Initial Investment                     $1,000.00        =      P
Ending Redeemable Value                $2,306.45        =      ERV
Inception through 12/31/96                 11.51        =      n

TOTAL RETURN FOR THE PERIOD                 7.53%       =      T

Excluding Payment of the Sales Charge
Net Asset Value                        $   14.47
Initial Investment                     $1,000.00        =      P
Ending Redeemable Value                $2,421.22        =      ERV
Inception through 12/31/96                 11.51        =      n

TOTAL RETURN FOR THE PERIOD                 7.98%       =      T

                  TAX FREE HIGH INCOME FUND - CLASS A SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996



Formula                         ERV - P
                                -------
                                   P              =   T

Including Payment of the Sales Charge
Net Asset Value                                $   14.47
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $2,306.45   =   ERV

TOTAL RETURN FOR THE PERIOD                       130.65%  =   T


Excluding Payment of the Sales Charge
Net Asset Value                                $   14.47
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $2,421.22   =   ERV

TOTAL RETURN FOR THE PERIOD                       142.12%  =   T

                  TAX FREE HIGH INCOME FUND - CLASS B SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                             P(1+T)n     =   ERV

Including Payment of the CDSC
Net Asset Value                 $   14.47
Initial Investment              $1,000.00       =   P
Ending Redeemable Value         $  985.34       =   ERV
One year period ended 12/31/96          1       =   n

TOTAL RETURN FOR THE PERIOD         (1.47%)     =   T


Excluding Payment of the CDSC
Net Asset Value                 $   14.47
Initial Investment              $1,000.00       =   P
Ending Redeemable Value         $1,023.98       =   ERV
One year period ended 12/31/96          1       =   n

TOTAL RETURN FOR THE PERIOD          2.40%      =   T



         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula                           P(1+T)n  =   ERV


Including Payment of the CDSC
Net Asset Value                $   14.47
Initial Investment             $1,000.00   =   P
Ending Redeemable Value        $1,205.38   =   ERV
Inception through 12/31/96          3.67   =   n

TOTAL RETURN FOR THE PERIOD         5.22%  =   T


Excluding Payment of the CDSC
Net Asset Value                $   14.47
Initial Investment             $1,000.00   =   P
Ending Redeemable Value        $1,230.04   =   ERV
Inception through 12/31/96          3.67   =   n

TOTAL RETURN FOR THE PERIOD         5.80%  =   T

                  TAX FREE HIGH INCOME FUND - CLASS B SHARES


             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996


Formula                         ERV - P
                                -------
                                   P         =   T

Including Payment of the CDSC
Net Asset Value                          $   14.47
Initial Investment                       $1,000.00   =   P
Ending Redeemable Value                  $1,205.38   =   ERV

TOTAL RETURN FOR THE PERIOD                  20.54%  =   T


Excluding Payment of the CDSC
Net Asset Value                          $   14.47
Initial Investment                       $1,000.00   =   P
Ending Redeemable Value                  $1,230.04   =   ERV

TOTAL RETURN FOR THE PERIOD                  23.00%  =   T

                  TAX FREE HIGH INCOME FUND - CLASS C SHARES


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                            P(1+T)n  =   ERV

Including Payment of the CDSC
Net Asset Value                 $   14.47
Initial Investment              $1,000.00   =   P
Ending Redeemable Value         $1,013.65   =   ERV
One year period ended 12/31/96          1   =   n

TOTAL RETURN FOR THE PERIOD          1.36%  =   T


Excluding Payment of the CDSC
Net Asset Value                 $   14.47
Initial Investment              $1,000.00   =   P
Ending Redeemable Value         $1,023.30   =   ERV
One year period ended 12/31/96          1   =   n

TOTAL RETURN FOR THE PERIOD          2.33%  =   T



          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996



Formula                           P(1+T)n   =   ERV

Including Payment of the CDSC
Net Asset Value                $   14.47
Initial Investment             $1,000.00    =   P
Ending Redeemable Value        $1,178.32    =   ERV
Inception through 12/31/96          3.39    =   n

TOTAL RETURN FOR THE PERIOD         4.96%   =   T

Excluding Payment of the CDSC
Net Asset Value                $   14.47
Initial Investment             $1,000.00    =   P
Ending Redeemable Value        $1,178.32    =   ERV
Inception through 12/31/96          3.39    =   n

TOTAL RETURN FOR THE PERIOD         4.96%   =   T

                 TAX FREE HIGH INCOME FUND - CLASS C SHARES


            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996


Formula                         ERV - P
                                -------
                                   P      =     T

Including Payment of the CDSC
Net Asset Value                          $   14.47
Initial Investment                       $1,000.00   =  P
Ending Redeemable Value                  $1,178.32   =  ERV

TOTAL RETURN FOR THE PERIOD                  17.83%  =  T

Excluding Payment of the CDSC
Net Asset Value                          $   14.47
Initial Investment                       $1,000.00   =  P
Ending Redeemable Value                  $1,178.32   =  ERV

TOTAL RETURN FOR THE PERIOD                  17.83%  =  T

                                                             EXHIBIT 16(a)(iii)

                       CALIFORNIA INSURED TAX FREE FUND

                              CALCULATION OF YIELD

  The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                       a - b    6
                      YIELD (y) = 2 [( ----- +1) - 1]
                                        cd

Where:  a  = dividends and interest earned during the period

        b  = expenses accrued for the period (net of reimbursements)

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends

        d  = the maximum offering price per share on the last day of the period

        CLASS A

        a  = 631,498.18

        b  = 120,172.84

        c  = 8,127,081.952

        d  = 18.20

        y  = 4.18%

CLASS B SHARES

  Formula

     Class A Share Yield + Sales Charge Effect - Expense
      Differential

     Class A Share Yield....................................    4.18%
     + Sales Charge Effect (Maximum Sales Charge X Class A
       Share SEC Yield)
       3.25% X 4.18%........................................     .13%
     - Expense Differential between Class A Shares and Class
       B Shares.............................................     .76%
                                                                -----
     Class B Share SEC Yield................................    3.55%
                                                                -----
     - Waived Expense Adjustment............................    (.01)%
                                                                -----
     Class B Share SEC Yield (Without Expense Waiver).......    3.54%
                                                                -----

CLASS C SHARES

  Formula

     Class A Share Yield + Sales Charge Effect - Expense
      Differential

     Class A Share Yield....................................    4.18%
     + Sales Charge Effect (Maximum Sales Charge X Class A
       Share SEC Yield)
       3.25% X 4.18%........................................     .13%
     - Expense Differential between Class A Shares and Class
       C Shares.............................................     .76%
                                                                -----
     Class C Share SEC Yield................................    3.55%
                                                                -----
     - Waived Expense Adjustment............................    (.01)%
                                                                -----
     Class C Share SEC Yield (Without Expense Waiver).......    3.54%
                                                                -----

                      CALIFORNIA INSURED TAX FREE FUND
                      CALCULATION OF DISTRIBUTION RATE
                       PERIOD ENDED DECEMBER 31, 1996



                       Current Annual Income Per Share
                           Current Offering Price



Class A Shares


                                   $ .834
                                  --------
                                   $18.20                       = 4.58%



Class B Shares


                                   $ .702
                                  --------
                                   $17.60                       = 3.99%



Class C Shares


                                   $ .702
                                  --------
                                   $17.60                       = 3.99%

                      CALIFORNIA INSURED TAX FREE FUND
                 CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                  SEC Yield
                               ---------------
                                1 - Tax Rate

Class A Shares


                                    4.18%
                                    -----
                                    1-43%                       = 7.33%


Class B Shares

                                    3.55%
                                    -----
                                    1-43%                       = 6.22%

Class C Shares

                                    3.55%
                                    -----
                                    1-43%                       = 6.22%

             CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                              Distribution Rate
                            ---------------------
                                1 - Tax Rate

Class A Shares


                                    4.58%
                                    -----
                                    1-43%                       = 8.04%


Class B Shares

                                    3.99%
                                    -----
                                    1-43%                       = 7.00%

Class C Shares

                                    3.99%
                                    -----
                                    1-43%                       = 7.00%

              CALIFORNIA INSURED TAX FREE FUND - CLASS A SHARES
      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



                                               n
Formula                                  P(1+T)         =       ERV

Including Payment of the Sales Charge
Net Asset Value                           $17.61
Initial Investment                     $1,000.00        =       P
Ending Redeemable Value                $1,007.90        =       ERV
                                                                n
One year period ended 12/31/96                 1        =

TOTAL RETURN FOR THE PERIOD                0.79%        =       T

Excluding Payment of the Sales Charge
Net Asset Value                           $17.61
Initial Investment                     $1,000.00        =       P
Ending Redeemable Value                $1,041.98        =       ERV
                                                                n
One year period ended 12/31/96                 1        =

TOTAL RETURN FOR THE PERIOD                4.20%        =       T

          TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996

                                               n
Formula                                  P(1+T)         =       ERV
Including Payment of the Sales Charge
Net Asset Value                           $17.61
Initial Investment                     $1,000.00        =       P
Ending Redeemable Value                $1,372.02        =       ERV
                                                                n
Five years ended 12/31/96                      5        =

TOTAL RETURN FOR THE PERIOD                6.53%        =       T


Excluding Payment of the Sales Charge
Net Asset Value                           $17.61
Initial Investment                     $1,000.00        =       P
Ending Redeemable Value                $1,418.78        =       ERV
                                                                n
Five years ended 12/31/96                      5        =

TOTAL RETURN FOR THE PERIOD                7.25%        =       T

               CALIFORNIA INSURED TAX FREE FUND - CLASS A SHARES
           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1996



                                               n
Formula                                  P(1+T)         =       ERV
Including Payment of the Sales Charge
Net Asset Value                           $17.61
Initial Investment                     $1,000.00        =       P
Ending Redeemable Value                $1,904.54        =       ERV
                                                                n
Ten years ended 12/31/96                      10        =

TOTAL RETURN FOR THE PERIOD                6.65%        =       T


Excluding Payment of the Sales Charge
Net Asset Value                           $17.61
Initial Investment                     $1,000.00        =       P
Ending Redeemable Value                $1,968.43        =       ERV
                                                                n
Ten years ended 12/31/96                      10        =

TOTAL RETURN FOR THE PERIOD                7.01%        =       T

        TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

                                               n
Formula                                  P(1+T)         =       ERV

Including Payment of the Sales Charge
Net Asset Value                           $17.61
Initial Investment                     $1,000.00        =       P
Ending Redeemable Value                $2,312.46        =       ERV
                                                                n
Inception through 12/31/96                 11.05        =

TOTAL RETURN FOR THE PERIOD                7.88%        =       T


Excluding Payment of the Sales Charge
Net Asset Value                           $17.61
Initial Investment                     $1,000.00        =       P
Ending Redeemable Value                $2,390.36        =       ERV
                                                                n
Inception through 12/31/96                 11.05        =

TOTAL RETURN FOR THE PERIOD                8.21%        =       T

              CALIFORNIA INSURED TAX FREE FUND - CLASS A SHARES
            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                    INCEPTION THROUGH DECEMBER  31, 1996



Formula                         ERV - P
                                -------
                                   P                =     T

Including Payment of the Sales Charge
Net Asset Value                                    $17.61
Initial Investment                              $1,000.00  =    P
Ending Redeemable Value                         $2,312.46  =    ERV

TOTAL RETURN FOR THE PERIOD                       131.25%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                    $17.61
Initial Investment                              $1,000.00  =    P
Ending Redeemable Value                         $2,390.36  =    ERV

TOTAL RETURN FOR THE PERIOD                       139.04%  =    T

              CALIFORNIA INSURED TAX FREE FUND - CLASS B SHARES
      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


                                        n
Formula                           P(1+T)        =       ERV

Including Payment of the CDSC
Net Asset Value                    $17.60
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,003.78       =       ERV
                                                        n
One year period ended 12/31/96          1       =

TOTAL RETURN FOR THE PERIOD         0.38%       =       T


Excluding Payment of the CDSC
Net Asset Value                    $17.60
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,033.54       =       ERV
                                                        n
One year period ended 12/31/96          1       =

TOTAL RETURN FOR THE PERIOD         3.35%       =       T

        TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

                                       n
Formula                          P(1+T)         =       ERV


Including Payment of the CDSC
Net Asset Value                   $17.60
Initial Investment             $1,000.00        =       P
Ending Redeemable Value        $1,168.41        =       ERV
                                                        n
Inception through 12/31/96          3.67        =

TOTAL RETURN FOR THE PERIOD        4.33%        =       T


Excluding Payment of the CDSC
Net Asset Value                   $17.60
Initial Investment             $1,000.00        =       P
Ending Redeemable Value        $1,178.41        =       ERV
                                                        n
Inception through 12/31/96          3.67        =

TOTAL RETURN FOR THE PERIOD        4.58%        =       T

              CALIFORNIA INSURED TAX FREE FUND - CLASS B SHARES
            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996


Formula                         ERV - P
                                -------
                                    P         =     T

Including Payment of the CDSC
Net Asset Value                             $17.60
Initial Investment                       $1,000.00  =   P
Ending Redeemable Value                  $1,168.41  =   ERV

TOTAL RETURN FOR THE PERIOD                 16.84%  =   T


Excluding Payment of the CDSC
Net Asset Value                             $17.60
Initial Investment                       $1,000.00  =   P
Ending Redeemable Value                  $1,178.41  =   ERV

TOTAL RETURN FOR THE PERIOD                 17.84%  =   T

              CALIFORNIA INSURED TAX FREE FUND - CLASS C SHARES
      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



Formula                           P(1+T)n       =       ERV

Including Payment of the CDSC
Net Asset Value                    $17.60
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,023.62       =       ERV
                                                        n
One year period ended 12/31/96          1       =

TOTAL RETURN FOR THE PERIOD         2.36%       =       T


Excluding Payment of the CDSC
Net Asset Value                    $17.60
Initial Investment              $1,000.00       =       P
Ending Redeemable Value         $1,033.54       =       ERV
                                                        n
One year period ended 12/31/96          1       =

TOTAL RETURN FOR THE PERIOD         3.35%       =       T

        TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

                                       n
Formula                          P(1+T)         =       ERV

Including Payment of the CDSC
Net Asset Value                   $17.60
Initial Investment             $1,000.00        =       P
Ending Redeemable Value        $1,134.16        =       ERV
                                                        n
Inception through 12/31/96          3.39        =

TOTAL RETURN FOR THE PERIOD        3.78%        =       T

Excluding Payment of the CDSC
Net Asset Value                   $17.60
Initial Investment             $1,000.00        =       P
Ending Redeemable Value        $1,134.16        =       ERV
                                                        n
Inception through 12/31/96          3.39        =

TOTAL RETURN FOR THE PERIOD        3.78%        =       T

              CALIFORNIA INSURED TAX FREE FUND - CLASS C SHARES
            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996


Formula                         ERV - P
                                -------
                                   P       =     T


Including Payment of the CDSC
Net Asset Value                             $17.60
Initial Investment                       $1,000.00      =       P
Ending Redeemable Value                  $1,134.16      =       ERV

TOTAL RETURN FOR THE PERIOD                 13.42%      =       T

Excluding Payment of the CDSC
Net Asset Value                             $17.60
Initial Investment                       $1,000.00      =       P
Ending Redeemable Value                  $1,134.16      =       ERV

TOTAL RETURN FOR THE PERIOD                 13.42%      =       T

                                                            EXHIBIT 16(a)(iv)



                             MUNICIPAL INCOME FUND


                              CALCULATION OF YIELD

     The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:



                                 a-b      6
              YIELD (y) = 2[  ( ----- + 1)  - 1]
                                 cd


Where: a = dividends and interest earned during the period

       b = expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period


    CLASS A
    -------
a = $3,969,481.68
b = 614,277.71
c = 52,088,768.553
d = 16.05
y = 4.86

CLASS B SHARES
  Formula
     Class A Share Yield + Sales Charge Effect - Expense Differential
     Class A Share Yield............................................  4.86%
     + Sales Charge Effect (Maximum Sales Charge X Class A
     Share SEC Yield)
     4.75% X 4.86%..................................................   .23%
     - Expense Differential between Class A Shares and Class
     B Shares.......................................................   .75%
                                                                      ----
     Class B Share SEC Yield........................................  4.34%
                                                                      ====
CLASS C SHARES
  Formula
     Class A Share Yield + Sales Charge Effect - Expense
     Differential
     Class A Share Yield...........................................  4.86%
     + Sales Charge Effect (Maximum Sales Charge X Class A
     Share SEC Yield)
     4.75% X 4.86%.................................................   .23%
     - Expense Differential between Class A Shares and Class
     C Shares......................................................   .75%
                                                                     ----
     Class C Share SEC Yield.......................................  4.34%

                             MUNICIPAL INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE

                                                                $.882
Class A Shares..............................................    ------    =   5.50%
                                                                $16.03
                                                                $.768
Class B Shares..............................................    ------    =   5.03%
                                                                $15.27
                                                                $.768
Class C Shares..............................................    ------    =   5.04%
                                                                $15.25

                             MUNICIPAL INCOME FUND

                  CALCULATION OF TAXABLE EQUIVALENT SEC YIELD

                                                                    SEC Yield
Formula.....................................................     ---------------
                                                                  1 - Tax Rate

                                                                      4.86%
Class A Shares..............................................         ------          =   7.59%
                                                                      1-36%

                                                                      4.34%
Class B Shares..............................................         ------          =   6.78%
                                                                      1-36%

                                                                      4.34%
Class C Shares..............................................         ------          =   6.78%
                                                                      1-36%

              CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE

                                                                Distribution Rate
Formula.....................................................    -----------------
                                                                  1 - Tax Rate

                                                                      5.50%
Class A Shares..............................................         ------          =   8.59%
                                                                      1-36%

                                                                      5.03%
Class B Shares..............................................         ------          =   7.86%
                                                                      1-36%

                                                                      5.04%
Class C Shares..............................................         ------          =   7.88%
                                                                      1-36%

                    MUNICIPAL INCOME FUND -- CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................    $990.95    =  ERV
                                                                              n
One year period ended 12/31/96..............................          1    =

TOTAL RETURN FOR THE PERIOD.................................    (0.91%)    =  T

Excluding Payment of the Sales Charge
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,040.67    =  ERV
                                                                              n
One year period ended 12/31/96..............................          1    =

TOTAL RETURN FOR THE PERIOD.................................      4.07%    =  T

           TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996
                                                                     n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,320.41    =  ERV
                                                                              n
Five years ended 12/31/96...................................          5    =

TOTAL RETURN FOR THE PERIOD.................................      5.72%    =  T

Excluding Payment of the Sales Charge
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,386.30    =  ERV
                                                                              n
Five years ended 12/31/96...................................          5    =

TOTAL RETURN FOR THE PERIOD.................................      6.75%    =  T

                    MUNICIPAL INCOME FUND -- CLASS A SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,543.89    =  ERV
                                                                              n
Inception through 12/31/96..................................       6.42    =

TOTAL RETURN FOR THE PERIOD.................................      7.00%    =  T

Excluding Payment of the Sales Charge
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,620.85    =  ERV
                                                                              n
Inception through 12/31/96..................................       6.42    =

TOTAL RETURN FOR THE PERIOD.................................      7.81%    =  T

   NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................    ERV - P    =  T
                                                                      P
Including Payment of the Sales Charge
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,543.89    =  ERV

TOTAL RETURN FOR THE PERIOD.................................     54.39%    =  T

Excluding Payment of the Sales Charge
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,620.85    =  ERV

TOTAL RETURN FOR THE PERIOD.................................     62.08%    =  T

                    MUNICIPAL INCOME FUND -- CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................    $993.64    =  ERV
                                                                              n
One year period ended 12/31/96..............................          1    =
TOTAL RETURN FOR THE PERIOD.................................    (0.64%)    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,032.92    =  ERV
                                                                              n
One year period ended 12/31/96..............................          1    =

TOTAL RETURN FOR THE PERIOD.................................      3.29%    =  T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,236.04    =  ERV
                                                                              n
Inception through 12/31/96..................................       4.36    =

TOTAL RETURN FOR THE PERIOD.................................      4.98%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,250.84    =  ERV
                                                                              n
Inception through 12/31/96..................................       4.36    =

TOTAL RETURN FOR THE PERIOD.................................      5.27%    =  T

                    MUNICIPAL INCOME FUND -- CLASS B SHARES

NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996



Formula.....................................................    ERV - P    =  T
                                                                -------
                                                                   P
Including Payment of the CDSC
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,236.04    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     23.60%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.27
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,250.84    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     25.08%    =  T

                    MUNICIPAL INCOME FUND -- CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $15.25
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,021.78    =  ERV
                                                                              n
One year period ended 12/31/96..............................          1    =

TOTAL RETURN FOR THE PERIOD.................................      2.18%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.25
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,031.59    =  ERV
                                                                              n
One year period ended 12/31/96..............................          1    =

TOTAL RETURN FOR THE PERIOD.................................      3.16%    =  T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $15.25
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,133.84    =  ERV
                                                                              n
Inception through 12/31/96..................................       3.39    =

TOTAL RETURN FOR THE PERIOD.................................      3.78%    =  T

Excluding Payment of the CDSC
Net Asset Value.............................................     $15.25
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,133.84    =  ERV
                                                                              n
Inception through 12/31/96..................................       3.39    =

TOTAL RETURN FOR THE PERIOD.................................      3.78%    =  T

                    MUNICIPAL INCOME FUND -- CLASS C SHARES

NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                                -------
                                                                   P
Including Payment of the CDSC
Net Asset Value.............................................     $15.25
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,133.84    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     13.38%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.25
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,133,84    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     13.38%    =  T

                                                             EXHIBIT 16(a)(v)

                   INTERMEDIATE TERM MUNICIPAL INCOME FUND

                              CALCULATION OF YIELD

  The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b      6
                        YIELD (y) = 2[( ---- + 1)  - 1]
                                         cd

Where: a = dividends and interest earned during the period

       b = expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period


    CLASS A
    -------

a = 59,364.57
b = 15,794.90
c = 1,235,769.965
d = 10.56
y = 4.04%

Class B Shares

  Formula
     Class A Share Yield + Sales Charge Effect - Expense
      Differential
     Class A Share Yield                                        4.04%
     + Sales Charge Effect (Maximum Sales Charge X Class A
     Share SEC Yield)
     3.25% X 4.04%                                               .13%
     - Expense Differential between Class A Shares and Class
     B Shares                                                    .76%
                                                                ----
     Class B Share SEC Yield                                    3.42%
                                                                ====
     - Waived Expense Adjustment                                 .16%
                                                                ----
     Class B Share SEC Yield (Without Expense Waiver)           3.26%
                                                                ====


Class C Shares

  Formula
     Class A Share Yield + Sales Charge Effect - Expense
      Differential
     Class A Share Yield                                        4.04%
     + Sales Charge Effect (Maximum Sales Charge X Class A
     Share SEC Yield)
     3.25% X 4.04%                                               .13%
     - Expense Differential between Class A Shares and Class
     C Shares                                                    .76%
                                                                ----
     Class C Share SEC Yield                                    3.42%
                                                                ====
     - Waived Expense Adjustment                                 .16%
                                                                ----
     Class C Share SEC Yield (Without Expense Waiver)           3.26%
                                                                ====

                    INTERMEDIATE TERM MUNICIPAL INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1996



                        Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price



Class A Shares


                                  $.474
                                 ------
                                 $10.55                 = 4.49%



Class B Shares


                                  $.402
                                 ------
                                 $10.21                 = 3.94%



Class C Shares


                                  $.402
                                 ------
                                 $10.21                 = 3.94%

                    INTERMEDIATE TERM MUNICIPAL INCOME FUND
                  CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                   SEC Yield
                                  ------------
                                  1 - Tax Rate

Class A Shares


                                   4.04%
                                   -------
                                   1-36.0%                      = 6.31%


Class B Shares

                                   3.42%
                                   -------
                                   1-36.0%                      = 5.34%


Class C Shares

                                   3.42%
                                   -------
                                   1-36.0%                      = 5.34%


              CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                               Distribution Rate
                               -----------------
                                  1 - Tax Rate


Class A Shares


                                   4.49%
                                   -------
                                   1-40.2%                      = 7.51%


Class B Shares

                                   3.94%
                                   -------
                                   1-40.2%                      = 6.59%

Class C Shares

                                   3.94%
                                   -------
                                   1-40.2%                      = 6.59%

            INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   10.21
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,009.28   =    ERV
                                                                  n
          One year period ended 12/31/96                 1   =

          TOTAL RETURN FOR THE PERIOD                 0.93%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   10.21
          Initial Investment                     $1,000.73   =    P
          Ending Redeemable Value                $1,042.73   =    ERV
                                                                  n
          One year period ended 12/31/96                 1   =

          TOTAL RETURN FOR THE PERIOD                 4.27%  =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   10.21
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,211.51   =    ERV
                                                                  n
          Inception through 12/31/96                  3.60   =

          TOTAL RETURN FOR THE PERIOD                 5.47%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   10.21
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,252.71   =    ERV
                                                                  n
          Inception through 12/31/96                  3.60   =

          TOTAL RETURN FOR THE PERIOD                 6.46%  =    T

            INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996



     Formula                                 ERV - P
                                             -------
                                                P             =    T

     Including Payment of the Sales Charge
     Net Asset Value                                  $   10.21
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $1,211.51   =    ERV

     TOTAL RETURN FOR THE PERIOD                         21.15%   =    T


     Excluding Payment of the Sales Charge
     Net Asset Value                                  $   10.21
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $1,252.71   =    ERV

     TOTAL RETURN FOR THE PERIOD                         25.27%   =    T

           INTERMEDIATE TERM MUNICIPAL  INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $   10.21
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,005.55   =    ERV
                                                               n
              One year period ended 12/31/96          1   =

              TOTAL RETURN FOR THE PERIOD          0.56%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $   10.21
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,035.40   =    ERV
                                                               n
              One year period ended 12/31/96          1   =

              TOTAL RETURN FOR THE PERIOD          3.54%  =    T



          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

                                                      n
              Formula                           P(1+T)   =    ERV


              Including Payment of the CDSC
              Net Asset Value                $   10.21
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,211.20   =    ERV
                                                              n
              Inception through 12/31/96          3.60   =

              TOTAL RETURN FOR THE PERIOD         5.47%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                $   10.21
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,221.20   =    ERV
                                                              n
              Inception through 12/31/96          3.60   =

              TOTAL RETURN FOR THE PERIOD         5.71%  =    T

            INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


         Formula                         ERV - P
                                         -------
                                             P            =     T

         Including Payment of the CDSC
         Net Asset Value                          $   10.21
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,211.20   =    ERV

         TOTAL RETURN FOR THE PERIOD                  21.12%  =    T


         Excluding Payment of the CDSC
         Net Asset Value                          $   10.21
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,221.20   =    ERV

         TOTAL RETURN FOR THE PERIOD                  22.12%  =    T

            INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                             n
         Formula                                       P(1+T)   =    ERV

         Including Payment of the CDSC
         Net Asset Value                            $   10.21
         Initial Investment                         $1,000.00   =    P
         Ending Redeemable Value                    $1,025.45   =    ERV
         One year period ended 12/31/96                     1   =    n

         TOTAL RETURN FOR THE PERIOD                    2.54%   =    T


         Excluding Payment of the CDSC
         Net Asset Value                            $   10.21
         Initial Investment                         $1,000.00   =    P
         Ending Redeemable Value                    $1,035.40   =    ERV
         One year period ended 12/31/96                     1   =    n

         TOTAL RETURN FOR THE PERIOD                    3.54%   =    T



          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


                                                             n
         Formula                                       P(1+T)   =    ERV

         Including Payment of the CDSC
         Net Asset Value                            $   10.21
         Initial Investment                         $1,000.00   =    P
         Ending Redeemable Value                    $1,138.87   =    ERV
         Inception through 12/31/96                      3.20   =    n

         TOTAL RETURN FOR THE PERIOD                    4.15%   =    T

         Excluding Payment of the CDSC
         Net Asset Value                            $   10.21
         Initial Investment                         $1,000.00   =    P
         Ending Redeemable Value                    $1,138.87   =    ERV
         Inception through 12/31/95  = (17 Mos.)         3.20   =    n

         TOTAL RETURN FOR THE PERIOD                    4.15%   =    T

            INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


         Formula                   ERV - P
                                   -------
                                       P            =     T

         Including Payment of the CDSC
         Net Asset Value                          $   10.21
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,138.87   =    ERV

         TOTAL RETURN FOR THE PERIOD                 13.89%   =    T

         Excluding Payment of the CDSC
         Net Asset Value                          $   10.21
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,138.87   ERV

         TOTAL RETURN FOR THE PERIOD                 13.89%   =    T

                                                               EXHIBIT 16(a)(vi)

                     FLORIDA INSURED TAX FREE INCOME FUND

                              CALCULATION OF YIELD


  The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b     6
                      YIELD (y) = 2[(---- + 1) - 1]
                                      cd

Where: a = dividends and interest earned during the period

       b = expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period


    CLASS A
    -------

a = $82,304.93
b = 3,701.63
c = 1,247,207.672
d = 15.84

y = 4.82%

Class B Shares

Formula
  Class A Share Yield + Sales Charge Effect - Expense
     Differential
  Class A Share Yield.......................................  4.82%
  + Sales Charge Effect (Maximum Sales Charge X Class A
    Share SEC Yield)
    4.75% X 4.82%...........................................   .23%
  - Expense Differential between Class A Shares and Class B
    Shares..................................................   .75%
                                                              ----
  Class B Share SEC Yield...................................  4.30%
                                                              ====
  -Waived Expense Adjustment................................  1.06%
                                                              ----
  Class B Share SEC Yield (Without Expense Waiver)..........  3.24%
                                                              ====

Class C Shares

Formula
  Class A Share Yield + Sales Charge Effect - Expense
     Differential
  Class A Share Yield.......................................  4.82%
  + Sales Charge Effect (Maximum Sales Charge X Class A
    Share SEC Yield)
    4.75% X 4.82%.........................   .23%
  - Expense Differential between Class A Shares and Class C
    Shares..................................................   .75%
                                                              ----
  Class C Share SEC Yield...................................  4.30%
                                                              ====
  -Waived Expense Adjustment................................  1.06%
                                                              ----
  Class C Share SEC Yield (Without Expense Waiver)..........  3.24%
                                                              ====

                     FLORIDA INSURED TAX FREE INCOME FUND
                       CALCULATION OF DISTRIBUTION RATE
                        PERIOD ENDED DECEMBER 31, 1996



                       Current Annual Income Per Share
                       -------------------------------
                            Current Offering Price



Class A Shares


                                        $ .774
                                        ------
                                        $15.81          = 4.90%



Class B Shares


                                        $ .660
                                        ------
                                        $15.06          = 4.38%



Class C Shares


                                        $ .660
                                        ------
                                        $15.08          = 4.38%

                     FLORIDA INSURED TAX FREE INCOME FUND
                 CALCULATION OF TAXABLE EQUIVALENT SEC YIELD

Formula
                                   SEC Yield
                                  ------------
                                  1 - Tax Rate

Class A Shares


                                     4.82%
                                     -----
                                     1-36%              =7.53%

Class B Shares

                                     4.30%
                                     -----
                                     1-36%              =6.72%

Class C Shares

                                     4.30%
                                     -----
                                     1-36%              =6.72%




             CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                               Distribution Rate
                               -----------------
                                  1 - Tax Rate

Class A Shares


                                     4.90%
                                     -----
                                     1-36%              =7.66%

Class B Shares

                                     4.38%
                                     -----
                                     1-36%              =6.84%

Class C Shares

                                     4.38%
                                     -----
                                     1-36%              =6.84%

            FLORIDA INSURED TAX FREE INCOME FUND - CLASS A SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula                                    P(1+T)n   =         ERV

Including Payment of the Sales Charge
Net Asset Value                        $   15.06
Initial Investment                     $1,000.00     =         P
Ending Redeemable Value                $  994.02     =         ERV
One year period ended 12/31/96                 1     =         n

TOTAL RETURN FOR THE PERIOD                (0.60%)   =         T


Excluding Payment of the Sales Charge
Net Asset Value                        $   15.06
Initial Investment                     $1,000.00     =         P
Ending Redeemable Value                $1,043.72     =         ERV
One year period ended 12/31/96                 1     =         n

TOTAL RETURN FOR THE PERIOD                 4.37%    =         T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula                                   P(1+T)n    =         ERV

Including Payment of the Sales Charge
Net Asset Value                        $   15.06
Initial Investment                     $1,000.00     =         P
Ending Redeemable Value                $1,139.33     =         ERV
Inception through 12/31/96                  2.43     =         n

TOTAL RETURN FOR THE PERIOD                 5.52%    =         T


Excluding Payment of the Sales Charge
Net Asset Value                        $   15.06
Initial Investment                     $1,000.00     =         P
Ending Redeemable Value                $1,195.93     =         ERV
Inception through 12/31/96                  2.43     =         n

TOTAL RETURN FOR THE PERIOD                 7.64%    =         T

            FLORIDA INSURED TAX FREE INCOME FUND - CLASS A SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996



Formula                            ERV - P
                                   -------
                                      P             =     T

Including Payment of the Sales Charge
Net Asset Value                              $   15.06
Initial Investment                           $1,000.00   =   P
Ending Redeemable Value                      $1,139.33   =   ERV

TOTAL RETURN FOR THE PERIOD                      13.93%  =   T


Excluding Payment of the Sales Charge
Net Asset Value                              $   15.06
Initial Investment                           $1,000.00   =   P
Ending Redeemable Value                      $1,195.93   =   ERV

TOTAL RETURN FOR THE PERIOD                      19.59%  =   T

            FLORIDA INSURED TAX FREE INCOME FUND - CLASS B SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula                             P(1+T)n     =         ERV


Including Payment of the CDSC
Net Asset Value                 $   15.06
Initial Investment              $1,000.00       =         P
Ending Redeemable Value         $  996.12       =         ERV
One year period ended 12/31/96          1       =         n

TOTAL RETURN FOR THE PERIOD         (0.39%)     =         T


Excluding Payment of the CDSC
Net Asset Value                 $   15.06
Initial Investment              $1,000.00       =         P
Ending Redeemable Value         $1,035.75       =         ERV
One year period ended 12/31/96          1       =         n

TOTAL RETURN FOR THE PERIOD          3.58%      =         T

         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula                             P(1+T)n    =         ERV


Including Payment of the CDSC
Net Asset Value                 $   15.06
Initial Investment              $1,000.00      =         P
Ending Redeemable Value         $1,140.01      =         ERV
Inception through 12/31/96           2.43      =         n

TOTAL RETURN FOR THE PERIOD          5.54%     =         T


Excluding Payment of the CDSC
Net Asset Value                 $   15.06
Initial Investment              $1,000.00      =         P
Ending Redeemable Value         $1,175.01      =         ERV
Inception through 12/31/96           2.43      =         n

TOTAL RETURN FOR THE PERIOD          6.86%     =         T

            FLORIDA INSURED TAX FREE INCOME FUND - CLASS B SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996


Formula                       ERV - P
                              -------
                                 P         =     T

Including Payment of the CDSC
Net Asset Value                          $   15.06
Initial Investment                       $1,000.00   =       P
Ending Redeemable Value                  $1,140.01   =       ERV

TOTAL RETURN FOR THE PERIOD                  14.00%  =       T


Excluding Payment of the CDSC
Net Asset Value                          $   15.06
Initial Investment                       $1,000.00   =       P
Ending Redeemable Value                  $1,175.01   =       ERV

TOTAL RETURN FOR THE PERIOD                  17.50%  =       T

            FLORIDA INSURED TAX FREE INCOME FUND - CLASS C SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



Formula                            P(1+T)n   =         ERV

Including Payment of the CDSC
Net Asset Value                 $   15.08
Initial Investment              $1,000.00    =         P
Ending Redeemable Value         $1,026.55    =         ERV
One year period ended 12/31/96          1    =         n

TOTAL RETURN FOR THE PERIOD          2.66%   =         T


Excluding Payment of the CDSC
Net Asset Value                 $   15.08
Initial Investment              $1,000.00    =         P
Ending Redeemable Value         $1,036.46    =         ERV
One year period ended 12/31/96          1    =         n

TOTAL RETURN FOR THE PERIOD          3.65%   =         T

         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula                           P(1+T)n    =         ERV

Including Payment of the CDSC
Net Asset Value                 $   15.08
Initial Investment              $1,000.00    =         P
Ending Redeemable Value         $1,176.57    =         ERV
Inception through 12/31/96           2.43    =         n

TOTAL RETURN FOR THE PERIOD          6.92%   =         T

Excluding Payment of the CDSC
Net Asset Value                 $   15.08
Initial Investment              $1,000.00    =         P
Ending Redeemable Value         $1,176.57    =         ERV
Inception through 12/31/96           2.43    =         n

TOTAL RETURN FOR THE PERIOD          6.92%   =         T

            FLORIDA INSURED TAX FREE INCOME FUND - CLASS C SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996



Formula                         ERV - P
                                -------
                                   P            =     T

Including Payment of the CDSC
Net Asset Value                          $   15.08
Initial Investment                       $1,000.00   =    P
Ending Redeemable Value                  $1,176.57   =    ERV

TOTAL RETURN FOR THE PERIOD                  17.66%  =    T

Excluding Payment of the CDSC
Net Asset Value                          $   15.08
Initial Investment                       $1,000.00   =    P
Ending Redeemable Value                  $1,176.57   =    ERV

TOTAL RETURN FOR THE PERIOD                  17.66%  =    T

                                                              EXHIBIT 16(a)(vii)


                       NEW JERSEY TAX FREE INCOME FUND

                              CALCULATION OF YIELD

  The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b       6
                      YIELD (y) = 2[(------ + 1) - 1]
                                       cd

Where: a = dividends and interest earned during the period

       b = expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period

    CLASS A
    -------

a = 34,418.83
b = 956.58
c = 514,659,152
d = 15.58

y = 5.04%

Class B Shares

  Formula
     Class A Share Yield + Sales Charge Effect - Expense
      Differential
     Class A Share Yield                                        5.04%
     + Sales Charge Effect (Maximum Sales Charge X Class A
       Share SEC Yield)
       4.75% X 5.04%                                             .24%
     - Expense Differential between Class A Shares and Class
       B Shares                                                  .75%
                                                                ----
     Class B Share SEC Yield                                    4.53%
                                                                ====
     - Waived Expense Adjustment                                1.81%
                                                                ----
     Class B Share SEC Yield (Without Expense Waiver)           2.72%
                                                                ====

Class C Shares

Formula
     Class A Share Yield + Sales Charge Effect - Expense
      Differential
     Class A Share Yield                                        5.04%
     + Sales Charge Effect (Maximum Sales Charge X Class A
       Share SEC Yield)
       4.75% X 5.04%                                             .24%
     - Expense Differential between Class A Shares and Class
       C Shares                                                  .75%
                                                                ----
     Class C Share SEC Yield                                    4.53%
                                                                ====
     - Waived Expense Adjustment                                1.81%
                                                                ----
     Class C Share SEC Yield (Without Expense Waiver)           2.72%
                                                                ====

                        NEW JERSEY TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1996



                        Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price



Class A Shares


                                     $.774
                                    ------
                                    $15.58               = 4.97%



Class B Shares


                                     $.666
                                    ------
                                    $14.83               = 4.49%



Class C Shares


                                     $.666
                                    ------
                                    $14.83               = 4.49%

                        NEW JERSEY TAX FREE INCOME FUND
                  CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                SEC Yield
                               ------------
                               1 - Tax Rate

Class A Shares

                                5.04%
                                -------
                                1-40.1%                 = 8.41%


Class B Shares

                                4.53%
                                -------
                                1-40.1%                 = 7.56%

Class C Shares

                                4.53%
                                -------
                                1-40.1%                 = 7.56%

              CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                               Distribution Rate
                               -----------------
                                  1 - Tax Rate

Class A Shares


                                4.97%
                                -------
                                1-40.1%                 = 8.30%


Class B Shares

                                4.49%
                                -------
                                1-40.1%                 = 7.50%


Class C Shares

                                4.49%
                                -------
                                1-40.1%                 = 7.50%

                NEW JERSEY TAX FREE INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                           n
          Formula                                    P(1+T)  =     ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =     P
          Ending Redeemable Value                $  993.12   =     ERV
                                                                   n
          One year period ended 12/31/96                 1   =

          TOTAL RETURN FOR THE PERIOD                (0.69%) =     T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =     P
          Ending Redeemable Value                $1,042.78   =     ERV
                                                                   n
          One year period ended 12/31/96                 1   =

          TOTAL RETURN FOR THE PERIOD                 4.28%  =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

                                                          n
          Formula                                   P(1+T)   =     ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =     P
          Ending Redeemable Value                $1,124.25   =     ERV
                                                                   n
          Inception through 12/31/96                  2.43   =

          TOTAL RETURN FOR THE PERIOD                 4.94%  =     T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =     P
          Ending Redeemable Value                $1,180.06   =     ERV
                                                                   n
          Inception through 12/31/96                  2.43   =

          TOTAL RETURN FOR THE PERIOD                 7.05%  =     T

                NEW JERSEY TAX FREE INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996



     Formula              ERV - P
                          -------
                              P                              =  T

     Including Payment of the Sales Charge
     Net Asset Value                                  $   14.83
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $1,124.07   =    ERV

     TOTAL RETURN FOR THE PERIOD                          12.41%  =    T


     Excluding Payment of the Sales Charge
     Net Asset Value                                  $   14.84
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $1,180.06   =    ERV

     TOTAL RETURN FOR THE PERIOD                          18.01%  =    T

                NEW JERSEY TAX FREE INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


                                                       n
             Formula                             P(1+T)   =    ERV

             Including Payment of the CDSC
             Net Asset Value                 $   14.83
             Initial Investment              $1,000.00    =    P
             Ending Redeemable Value         $  995.58    =    ERV
                                                               n
             One year period ended 12/31/96          1    =

             TOTAL RETURN FOR THE PERIOD         (0.44%)  =    T


             Excluding Payment of the CDSC
             Net Asset Value                 $   14.83
             Initial Investment              $1,000.00    =    P
             Ending Redeemable Value         $1,035.15    =    ERV
                                                               n
             One year period ended 12/31/96          1    =

             TOTAL RETURN FOR THE PERIOD          3.52%   =    T




          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


                                                       n
             Formula                             P(1+T)   =    ERV


             Including Payment of the CDSC
             Net Asset Value                  $   14.83
             Initial Investment               $1,000.00   =    P
             Ending Redeemable Value          $1,124.07   =    ERV
                                                               n
             Inception through 12/31/96            2.43   =

             TOTAL RETURN FOR THE PERIOD           4.93%  =    T


             Excluding Payment of the CDSC
             Net Asset Value                  $   14.83
             Initial Investment               $1,000.00   =    P
             Ending Redeemable Value          $1,159.07   =    ERV
                                                               n
             Inception through 12/31/96            2.43   =


             TOTAL RETURN FOR THE PERIOD          6.26%   =    T

                NEW JERSEY TAX FREE INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996



         Formula                 ERV - P
                                ----------
                                    P                    =   T

         Including Payment of the CDSC
         Net Asset Value                          $   14.83
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,124.07   =    ERV

         TOTAL RETURN FOR THE PERIOD                  12.41%  =    T


         Excluding Payment of the CDSC
         Net Asset Value                          $   14.83
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,159.07   =    ERV

         TOTAL RETURN FOR THE PERIOD                  15.91%  =    T

                NEW JERSEY TAX FREE INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                  n
         Formula                            P(1+T)   =    ERV

         Including Payment of the CDSC
         Net Asset Value                 $   14.83
         Initial Investment              $1,000.00   =    P
         Ending Redeemable Value         $1,024.58   =    ERV
                                                          n
         One year period ended 12/31/96          1   =

         TOTAL RETURN FOR THE PERIOD          2.46%  =    T


         Excluding Payment of the CDSC
         Net Asset Value                 $   14.83
         Initial Investment              $1,000.00   =    P
         Ending Redeemable Value         $1,034.47   =    ERV
                                                          n
         One year period ended 12/31/96          1   =

         TOTAL RETURN FOR THE PERIOD          3.45%  =    T



         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


                                                  n
         Formula                            P(1+T)   =    ERV

         Including Payment of the CDSC
         Net Asset Value                 $   14.83
         Initial Investment              $1,000.00   =    P
         Ending Redeemable Value         $1,158.92   =    ERV
                                                          n
         Inception through 12/31/96           2.43   =

         TOTAL RETURN FOR THE PERIOD          6.26%  =    T

         Excluding Payment of the CDSC
         Net Asset Value                 $   14.83
         Initial Investment              $1,000.00   =    P
         Ending Redeemable Value         $1,158.92   =    ERV
                                                          n
         Inception through 12/31/96           2.43   =

         TOTAL RETURN FOR THE PERIOD          6.26%  =    T

                NEW JERSEY TAX FREE INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


         Formula                        ERV - P
                                        -------
                                           P           =  T

         Including Payment of the CDSC
         Net Asset Value                          $   14.83
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,158.92   =    ERV

         TOTAL RETURN FOR THE PERIOD                  15.89%  =    T

         Excluding Payment of the CDSC
         Net Asset Value                          $   14.83
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,158.92        ERV

         TOTAL RETURN FOR THE PERIOD                  15.89%  =    T

                                                             EXHIBIT 16(a)(viii)

                        NEW YORK TAX FREE INCOME FUND

                              CALCULATION OF YIELD


  The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b     6
                   YIELD (y) = 2[( ---- + 1) -1]
                                    cd

Where: a = dividends and interest earned during the period

       b = expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period


    CLASS A
    -------

a = $36,427.14
b = $1,744
c = $14,336.952
d = 15.78

y = 5.18%

Class B Shares

  Formula
     Class A Share Yield + Sales Charge Effect - Expense
      Differential
     Class A Share Yield                                        5.18%
     + Sales Charge Effect (Maximum Sales Charge X Class A
       Share SEC Yield)
       4.75% X 5.18%                                             .25%
     - Expense Differential between Class A Shares and Class
       B Shares                                                  .76%
                                                                ----
     Class B Share SEC Yield                                    4.67%
                                                                ====
     - Waived Expense Adjustment                                1.55%
                                                                ----
     Class B Share SEC Yield (Without Expense Waiver)           3.12%
                                                                ====

Class C Shares

  Formula
     Class A Share Yield + Sales Charge Effect - Expense
      Differential
     Class A Share Yield                                        5.18%
     + Sales Charge Effect (Maximum Sales Charge X Class A
       Share SEC Yield)
       4.75% X 5.18%                                             .25%
     - Expense Differential between Class A Shares and Class
       C Shares                                                  .76%
                                                                ----
     Class C Share SEC Yield                                    4.67%
                                                                ====
     - Waived Expense Adjustment                                1.55%
                                                                ----
     Class C Share SEC Yield (Without Expense Waiver)           3.12%
                                                                ====

                         NEW YORK TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1996



                        Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price



Class A Shares


                                     $0.798
                                     ------
                                     $15.74             = 5.07%



Class B Shares


                                     $0.690
                                     ------
                                     $14.99             = 4.60%



Class C Shares


                                     $0.690
                                     ------
                                     $14.99             = 4.60%

                         NEW YORK TAX FREE INCOME FUND
                  CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                   SEC Yield
                                  ------------
                                  1 - Tax Rate


Class A Shares


                                     5.18%
                                     -------
                                     1-40.6%                 = 8.72%


Class B Shares

                                     4.67%
                                     -------
                                     1-40.6%                 = 7.86%


Class C Shares

                                     4.67%
                                     -------
                                     1-40.6%                 = 7.86%



              CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                               Distribution Rate
                               -----------------
                                  1 - Tax Rate


Class A Shares


                                     5.07%
                                     -------
                                     1-40.6%                 = 8.54%


Class B Shares

                                     4.60%
                                     -------
                                     1-40.6%                 = 7.74%


Class C Shares

                                     4.60%
                                     -------
                                     1-40.6%                 = 7.74%

                          VAN KAMPEN AMERICAN CAPITAL
                 NEW YORK TAX FREE INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   14.99
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,001.44   =    ERV
                                                                  n
          One year period ended 12/31/96                 1   =

          TOTAL RETURN FOR THE PERIOD                 0.14%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   14.99
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,051.40   =    ERV
                                                                  n
          One year period ended 12/31/96                 1   =

          TOTAL RETURN FOR THE PERIOD                 5.14%  =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   14.99
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,140.74   =    ERV
                                                                  n
          Inception through 12/31/96                  2.43   =

          TOTAL RETURN FOR THE PERIOD                 5.57%  =    T

          Excluding Payment of the Sales Charge
          Net Asset Value                        $   14.99
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,197.46   =    ERV
                                                                  n
          Inception through 12/31/96                  2.43   =

          TOTAL RETURN FOR THE PERIOD                 7.70%  =    T

                          VAN KAMPEN AMERICAN CAPITAL
                 NEW YORK TAX FREE INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996



     Formula                                 ERV - P
                                             -------
                                                 P            =     T

     Including Payment of the Sales Charge
     Net Asset Value                                  $   14.99
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $1,140.74   =    ERV

     TOTAL RETURN FOR THE PERIOD                          14.07%  =    T


     Excluding Payment of the Sales Charge
     Net Asset Value                                  $   14.99
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $1,197.46   =    ERV

     TOTAL RETURN FOR THE PERIOD                          19.75%  =    T

                          VAN KAMPEN AMERICAN CAPITAL
                 NEW YORK TAX FREE INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $   14.99
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,003.87   =    ERV
                                                               n
              One year period ended 12/31/96          1   =

              TOTAL RETURN FOR THE PERIOD          0.39%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $   14.99
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,043.71   =    ERV
                                                               n
              One year period ended 12/31/96          1   =

              TOTAL RETURN FOR THE PERIOD          4.37%  =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

                                                      n
              Formula                           P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                $   14.99
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,141.69   =    ERV
                                                              n
              Inception through 12/31/96          2.43   =

              TOTAL RETURN FOR THE PERIOD         5.60%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                $   14.99
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,176.69   =    ERV
                                                              n
              Inception through 12/31/96          2.43   =

              TOTAL RETURN FOR THE PERIOD         6.92%  =    T

                          VAN KAMPEN AMERICAN CAPITAL
                 NEW YORK TAX FREE INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


         Formula                         ERV - P
                                         -------
                                             P            =     T

         Including Payment of the CDSC
         Net Asset Value                          $   14.99
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,141.69   =    ERV

         TOTAL RETURN FOR THE PERIOD                  14.17%  =    T


         Excluding Payment of the CDSC
         Net Asset Value                          $   14.99
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,176.69   =    ERV

         TOTAL RETURN FOR THE PERIOD                  17.67%  =    T

                          VAN KAMPEN AMERICAN CAPITAL
                 NEW YORK TAX FREE INCOME FUND - CLASS C SHARES


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $   14.99
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,034.43   =    ERV
                                                               n
              One year period ended 12/31/96          1   =

              TOTAL RETURN FOR THE PERIOD          3.44%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $   14.99
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,044.40   =    ERV
                                                               n
              One year period ended 12/31/96          1   =

              TOTAL RETURN FOR THE PERIOD          4.44%  =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

                                                      n
              Formula                           P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                $   14.99
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,176.69   =    ERV
                                                              n
              Inception through 12/31/96          2.43   =

              TOTAL RETURN FOR THE PERIOD         6.92%  =    T

              Excluding Payment of the CDSC
              Net Asset Value                $   14.99
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,176.69   =    ERV
                                                              n
              Inception through 12/31/96          2.43   =




              TOTAL RETURN FOR THE PERIOD         6.92%  =    T

                          VAN KAMPEN AMERICAN CAPITAL
                 NEW YORK TAX FREE INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


         Formula                         ERV - P
                                         -------
                                             P      =     T

         Including Payment of the CDSC
         Net Asset Value                          $   14.99
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,176.69   =    ERV

         TOTAL RETURN FOR THE PERIOD                  17.67%  =    T

         Excluding Payment of the CDSC
         Net Asset Value                          $   14.99
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,176.69   =    ERV

         TOTAL RETURN FOR THE PERIOD                  17.67%  =    T